SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

November 27, 2019

Date of report (Date of earliest event reported)

KIDOZ INC.

(Previously Shoal Games Ltd)

(Exact Name of Registrant as Specified in Its Charter)

Anguilla, British West Indies	333-120120-01	98-0206369
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (888) 374-2163

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b0 of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock without par value	KIDZ	Toronto Venture Stock Exchange - (TSX-V)

Indicate by check mark whether the registrant is an emerging growth company as define in Rule 405 of the Securities Act of 1933 (Section 230.405mof this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

        Emerging Growth Company                        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.                                                                                                            [ ]

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

ANNUAL GENERAL MEETING

At the Annual General Meeting of the Shareholders held on November 27, 2019, in Anguilla, the shareholders of the Company:

(a) To amend, by an ordinary resolution, the Articles of Incorporation of the Company to change the maximum number of directors the Company may have from 7 to 12

For	Against	Abstain	Not Voted
52,204,815	165,325	0	1,372,806

(b) Elected to set the number of directors to be 7.

For	Against	Abstain	Not Voted
52,350,440	19,700	0	1,372,806

(c) Elected the following persons to serve as directors until the next annual meeting or until their successors are duly qualified:

T. M. Williams

J. M. Williams

E. Ben Tora

F. Curtis (Non Executive Director)

C. Kalborg (Non Executive Director)

J. Mandelbaum (Non Executive Director)

M. David (Non Executive Director)

Election of the Directors of the Company.

Nominee	For	Against	Abstain	Not Voted
T. M. Williams	52,348,565	0	21,575	1,372,806
J. M. Williams	52,348,565	0	21,575	1,372,806
E. Ben Tora	52,347,790	0	22,350	1,372,806
F. Curtis	52,346,565	0	23,575	1,372,806
C. Kalborg	52,347,790	0	22,350	1,372,806
J. Mandelbaum	52,347,790	0	22,350	1,372,806
M. David	52,351,190	0	18,950	1,372,806

(d) Approved the selection of Davidson & Company LLP, Chartered Accountants as the Company's independent auditors for the fiscal year ending December 31, 2019.

For	Against	Abstain	Not Voted
53,724,560	0	18,386	0

(d) The ratification of the existing Rolling Stock Option plan was approved.

For	Against	Abstain	Not Voted
53,307,073	63,607	0	1,372,806

Mr. Jason Williams and Mr. Eldad Ben Tora will continue as Co-CEO of the Kidoz Inc. (previously Shoal Games Ltd.) organization and Mr. T. M. Williams, will continue to serve as Executive Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.

(Previously Shoal Games Ltd.)

(Registrant)

Date : November 28, 2019                           By:    /s/ J. M. Williams                            /s/ E. Ben Tora

                                                                    J.M. WILLIAMS, `                                    E. Ben Tora

                                                                    Director                                                    Director